SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        January 25, 2001
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.
--------------------------

Fourth Quarter 2000 Preliminary Earnings
-----------------------------------------

Unocal Corporation's preliminary net earnings were $173 million, or 70 cents per share (diluted), for the fourth quarter of 2000, with all $173 million coming from continuing operations. This compared to $97 million, or 40 cents per share (diluted), for the fourth quarter of 1999, with $71 million from continuing operations and $26 million from discontinued operations.

Earnings from continuing operations were $173 million, or 70 cents per share (diluted), in the fourth quarter of 2000 compared to $71 million, or 29 cents per share (diluted), for the same period a year ago. The increase was primarily due to higher crude oil and natural gas prices. The Company's worldwide average crude oil price was $28.30 per barrel in the fourth quarter of 2000, which was an increase of $7.96 per barrel, or 39 percent, from the same period a year ago. The Company's worldwide average natural gas price was $3.76 per thousand cubic feet (mcf) in the fourth quarter of 2000, which was an increase of $1.54 per mcf, or 69 percent, from the same period a year ago.

The fourth quarter of 2000 included $28 million in after-tax provisions for litigation and environmental matters, a $33 million after-tax charge to write-down the Company's investment in the Questa, New Mexico, molybdenum mining operation, and $26 million in charges covering deferred income tax adjustments and a provision for prior years income tax matters. The fourth quarter of 1999 included a charge of $12 million after-tax in oil and gas asset write-downs and a charge of $5 million after-tax in environmental and litigation provisions, which were offset by a $16 million after-tax benefit from an insurance recovery related to various environmental matters.

There were no earnings from discontinued operations in the fourth quarter of 2000, while the earnings from discontinued operations in the fourth quarter of 1999 were $26 million, or 11 cents per share (diluted). The fourth quarter of 1999 included a $32 million after-tax benefit from a settlement with Tosco Corporation to resolve certain contingent payment issues related to gasoline margins in the Company's former Refining, Marketing and Transportation business segment. This benefit was partially offset by an $11 million after-tax charge related to the Company's disposal of the Refining, Marketing and Transportation business segment.

For the full year 2000, the Company's preliminary net earnings were $760 million, or $3.08 per share (diluted), with $723 million from continuing operations and $37 million from discontinued operations. This compared to $137 million, or 56 cents per share (diluted), for the full year 1999, with $113 million coming from continuing operations and $24 million from discontinued operations.

Earnings from continuing operations were $723 million, or $2.93 per share (diluted), for the full year of 2000 compared to $113 million, or 46 cents per share (diluted), for the full year 1999. Higher crude oil and natural gas prices were major factors for this increase. The Company's worldwide average crude oil price was $26.60 per barrel for the full year of 2000, which was an increase of $11.22 per barrel, or 73 percent, from the average price of a year ago. The Company's worldwide average natural gas price was $2.96 per mcf for the full year of 2000, which was an increase of 92 cents per mcf, or 45 percent, from the average price of a year ago.

The full year of 2000  included a $55 million  after-tax  benefit from  payments received for infringement of one of the Company's five reformulated gasoline patents during a five-month period in 1996, a $42 million after-tax gain from the Pure Resources, Inc. transaction, $21 million after-tax related to an insurance recovery and an after-tax gain of $7 million from the sale of the Company's specialty graphite business. These positive factors were offset by $99 million in after-tax provisions for litigation and environmental matters, $48 million in after-tax losses related to commodity derivative positions of the Company's Canadian Northrock Resources, Ltd. (Northrock) subsidiary that were not accounted for as hedges and the $33 million after-tax charge to write-down the Company's investment in the Questa, New Mexico molybdenum mining operation. The full year of 1999 included after-tax charges of $19 million for environmental and litigation provisions net of related settlement proceeds, the $12 million for Lower 48 oil and gas asset write-downs, $11 million in restructuring costs and $10 million related to a loss on the sale of The Geysers, California, geothermal assets, which were partially offset by the $16 million after-tax benefit from the insurance recovery related to various environmental matters.

Earnings from discontinued operations were $37 million, or 15 cents per share (diluted), for the full year 2000 compared to $24 million, or 10 cents per share (diluted), for the full year 1999.

Total revenues from continuing operations for the fourth quarter of 2000 were $2.8 billion, compared with $1.9 billion for the fourth quarter of 1999. Total revenues from continuing operations for the full year of 2000 were $9.2 billion, compared with $6.0 billion for the full year of 1999. Reported revenues from continuing operations exclude equity in earnings of affiliated companies totaling $33 million and $23 million for the fourth quarter and $134 million and $95 million for the full years, respectively for 2000 and 1999.

Capital spending for the fourth quarter of 2000 was $430 million, compared with $410 million for the fourth quarter of 1999. The fourth quarter of 2000 capital spending amount excluded $157 million to acquire additional interests in the Makassar Strait and Rapak production-sharing contract areas in Indonesia. Capital spending for the full year of 2000 was $1,302 million, compared with $1,171 million for full year of 1999. Capital spending of $1,302 million for the full year of 2000 excluded the aforementioned $157 million and $161 million for the acquisition of the remaining Northrock common shares. The capital spending of $1,171 million for the full year of 1999 excluded $205 million for the initial acquisition of Northrock shares.

The Company's total debt, including current maturities, at the end of 2000 was $2.51 billion, compared with $2.85 billion at the end of 1999.


Outlook
--------

The Company projects adjusted after-tax earnings to be $1.25 to $1.35 per share (diluted) for the first quarter of 2001, assuming an average benchmark West Texas Intermediate (WTI) crude oil price of $28 per barrel and a benchmark Henry Hub natural gas price of $7.50 per million British thermal units (MMBtu). The Company also projects adjusted after-tax earnings to be $2.90 to $3.15 per share (diluted) for the full year 2001. The full year 2001 earnings projection assumes an average benchmark WTI crude oil price of $25 per barrel and a benchmark Henry Hub natural gas price of $4.75 per MMBtu.

The Company's projected adjusted after-tax earnings for the full year 2001 are estimated to change 13 cents per share for every $1 change in its average worldwide realized price of oil and 7 cents per share for every 10 cent change in the Company's average Lower 48 realized natural gas price.

The Company's projected 2001 adjusted after-tax earnings assumes dry hole costs of $200 to $280 million (63% to 48% success rate) for the full year and $60 to $65 million for the first quarter. The Company's projected adjusted after-tax earnings are estimated to change 13 cents per share for every 10-percent change in the overall success rate of its exploration drilling program.

The Company's net crude oil and natural gas production is projected to increase by about five percent. The Company expects that net worldwide daily production for 2001 will average about 530,000 to 540,000 barrels-of-oil equivalent (BOE), up from 509,000 BOE for 2000. First quarter 2001 daily production is expected to average between 525,000 and 530,000 BOE, compared with 512,000 BOE in the fourth quarter 2000.

The Company has projected its capital spending for 2001 to be approximately $1.5 to $1.6 billion (excluding significant acquisitions), up from the $1.3 billion (excluding significant acquisitions) spent in 2000.

Forward-looking statements and estimates regarding projected earnings, capital expenditures, acquisitions, commodity prices, dry hole costs and production levels, in this filing are based on assumptions about operational, market, competitive, regulatory, environmental, political and other considerations. Actual results could differ materially as a result of factors discussed in Unocal 's 1999 Annual Report on Form 10-K and subsequent reports.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                UNOCAL CORPORATION
                                                (Registrant)





Date:  January 29, 2001                         By:  /s/ JOE D. CECIL
-------------------------                       -------------------------------
                                                Joe D. Cecil
                                                Vice President and Comptroller

CONSOLIDATED RESULTS                                                                            UNOCAL CORPORATION
(UNAUDITED)


                                                                     For the Three Months   For the Twelve Months
                                                                      Ended December 31,     Ended December 31,
                                                                     ---------------------- ----------------------
Millions of dollars except per share amounts                               2000       1999        2000       1999
------------------------------------------------------------------------------------------------------------------
Adjusted after-tax earnings from continuing operations                    $ 261       $ 72       $ 798      $ 149
Special items                                                               (88)        (1)        (75)       (36)
------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations                                       $ 173       $ 71       $ 723      $ 113
Earnings from discontinued operations                                         -         26          37         24
------------------------------------------------------------------------------------------------------------------
    Net earnings                                                          $ 173       $ 97       $ 760      $ 137
==================================================================================================================

DILUTED EARNINGS PER SHARE DATA (UNAUDITED)
Adjusted after-tax earnings per share from continuing operations         $ 1.04     $ 0.30      $ 3.22     $ 0.61
------------------------------------------------------------------------------------------------------------------
Net earnings per share:
     Continuing operations                                               $ 0.70     $ 0.29      $ 2.93     $ 0.46
     Discontinued operations                                                  -       0.11        0.15       0.10
------------------------------------------------------------------------------------------------------------------
Total net earnings per share                                             $ 0.70     $ 0.40      $ 3.08     $ 0.56
==================================================================================================================
REVENUES FROM CONTINUING OPERATIONS (UNAUDITED)(a)                      $ 2,783    $ 1,905     $ 9,202    $ 5,962
------------------------------------------------------------------------------------------------------------------

(a)  Excludes equity in earnings of affiliated companies of:               $ 33       $ 23       $ 134       $ 95

ADJUSTED AFTER-TAX EARNINGS
BY BUSINESS SEGMENT
(UNAUDITED)
                                                                     For the Three Months   For the Twelve Months
                                                                      Ended December 31,     Ended December 31,
                                                                     ---------------------- ----------------------
Millions of dollars                                                        2000       1999        2000       1999
------------------------------------------------------------------------------------------------------------------
Exploration & Production
   North America
          Lower 48 (a)                                                    $ 149       $ 26       $ 408       $ 50
          Alaska                                                             23         20          92         36
          Canada (a)                                                         14          5          17         14
   International
          Far East                                                          127         57         417        222
          Other                                                              14          4          46        (26)
Global Trade                                                                  2          1           5         (2)
Pipelines                                                                     7         16          53         62
Geothermal and Power Operations                                               6          2          24         24
Carbon & Minerals (a)                                                         1          1          25         23
Corporate and Unallocated
          Administrative & General                                          (26)       (16)        (88)       (81)
          Interest Expense - Net (a)                                        (36)       (37)       (145)      (138)
          Environmental & Litigation                                         (2)        (2)        (13)       (10)
          Other                                                             (18)        (5)        (43)       (25)
------------------------------------------------------------------------------------------------------------------
Adjusted after-tax earnings from continuing operations                    $ 261       $ 72       $ 798      $ 149

Adjusted after-tax earnings from discontinued operations                      -          5           -          9
------------------------------------------------------------------------------------------------------------------
Adjusted after-tax earnings                                               $ 261       $ 77       $ 798      $ 158
==================================================================================================================

(a)  Includes minority interests of:
          Lower 48                                                          (14)        (4)        (39)       (11)
          Canada                                                              1         (3)         20         (5)
          Carbon & Minerals                                                   -          -           -         (2)
          Corporate and Unallocated                                           -         (1)          3          2

OPERATING HIGHLIGHTS                                                                                  UNOCAL CORPORATION
(UNAUDITED)
                                                                         For the Three Months     For the Twelve Months
                                                                          Ended December 31,        Ended December 31,
                                                                        ------------------------  -----------------------
                                                                               2000        1999         2000        1999
-------------------------------------------------------------------------------------------------------------------------
North America Net Daily Production
  Crude oil (thousand barrels)
     Lower 48 (a)                                                                46          41           45          40
     Alaska                                                                      25          28           26          27
     Canada (a)                                                                  15          14           15          12
-------------------------------------------------------------------------------------------------------------------------
          Total North America crude oil                                          86          83           86          79
  Natural gas - wet basis (million cubic feet)
     Lower 48 (a)                                                               852         722          786         747
     Alaska                                                                      90         154          128         133
     Canada (a)                                                                 104         105           99          70
-------------------------------------------------------------------------------------------------------------------------
          Total North America natural gas                                     1,046         981        1,013         950
North America Average Prices (b)
  Crude oil (per barrel)
     Lower 48                                                               $ 30.43     $ 21.90      $ 28.69     $ 16.65
     Alaska                                                                 $ 28.03     $ 18.35      $ 25.20     $ 13.05
     Canada                                                                 $ 22.54     $ 17.77      $ 22.75     $ 13.99
          Average North America crude oil prices                            $ 28.32     $ 20.01      $ 26.57     $ 14.99
  Natural gas (per mcf)
     Lower 48                                                                $ 5.27      $ 2.41       $ 3.93      $ 2.17
     Alaska                                                                  $ 1.20      $ 1.20       $ 1.20      $ 1.20
     Canada                                                                  $ 3.20      $ 2.28       $ 2.30      $ 2.31
          Average North America natural gas prices                           $ 4.69      $ 2.19       $ 3.40      $ 2.03
-------------------------------------------------------------------------------------------------------------------------
International Net Daily Production (c)
  Crude oil (thousand barrels)
     Far East                                                                    69          76           70          73
     Other                                                                       17          21           19          23
-------------------------------------------------------------------------------------------------------------------------
          Total International crude oil                                          86          97           89          96
  Natural gas - wet basis (million cubic feet)
     Far East                                                                   940         825          936         847
     Other                                                                       58          53           58          39
-------------------------------------------------------------------------------------------------------------------------
          Total International natural gas                                       998         878          994         886
International Average Prices (b)
  Crude oil (per barrel)
     Far East                                                               $ 28.07     $ 20.08      $ 26.17     $ 15.38
     Other                                                                  $ 29.08     $ 22.08      $ 27.84     $ 16.80
          Average International crude oil prices                            $ 28.28     $ 20.73      $ 26.64     $ 15.81
  Natural gas (per mcf)
     Far East                                                                $ 2.68      $ 2.22       $ 2.46      $ 2.03
     Other                                                                   $ 2.86      $ 2.74       $ 2.81      $ 2.19
          Average International natural gas prices                           $ 2.69      $ 2.25       $ 2.48      $ 2.04
-------------------------------------------------------------------------------------------------------------------------
Worldwide Net Daily Production (a) (c)
  Crude oil (thousand barrels)                                                  172         180          175         175
  Natural gas - wet basis (million cubic feet)                                2,044       1,859        2,007       1,836
  Barrels oil equivalent (thousands)                                            512         490          509         481
Worldwide Average Prices (b)
  Crude oil (per barrel)                                                    $ 28.30     $ 20.34      $ 26.60     $ 15.38
  Natural gas (per mcf)                                                      $ 3.76      $ 2.22       $ 2.96      $ 2.04
-------------------------------------------------------------------------------------------------------------------------

(a)  production includes 100 percent of production of consolidated subsidiaries and proportionate share of equity affiliates.
(b)  average prices include hedging gains and losses but exclude gains or losses on derivative positions not accounted for as hedges and other Global Trade margins.
(c)  production includes certain host countries' shares of:  Crude oil           23          27           26          24
                                                             Natural gas        104          75          107          82

PRODUCTION PROFILE                                                                                       UNOCAL CORPORATION
----------------------------------------------------------------------------------------------------------------------------
                                                                                 1999A              2000A             2001E
----------------------------------------------------------------------------------------------------------------------------
Lower 48 United States
Oil/Cond (MBOPD)                                                                  40.0               45.1              49.0
Wet Gas (MMCFD)                                                                  747.0              785.6             897.9
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                    176.0              176.0             198.7
Total MMBOE per year (a)                                                          64.3               64.3              72.5
----------------------------------------------------------------------------------------------------------------------------
Alaska
Oil/Cond (MBOPD)                                                                  27.0               25.6              26.0
Wet Gas (MMCFD)                                                                  133.0              128.4             114.0
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                     47.0               47.0              45.0
Total MMBOE per year                                                              17.2               17.2              16.4
----------------------------------------------------------------------------------------------------------------------------
Total United States
Oil/Cond (MBOPD)                                                                  67.0               70.7              75.0
Wet Gas (MMCFD)                                                                  880.0              914.0           1,011.9
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                    213.7              223.0             243.7
Total MMBOE per year (a)                                                          78.0               81.4              88.9
----------------------------------------------------------------------------------------------------------------------------
Canada
Oil/Cond (MBOPD)                                                                  12.0               15.3              15.8
Wet Gas (MMCFD)                                                                   70.0               99.2             140.0
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                     31.8               31.8              39.1
Total MMBOE per year                                                              11.6               11.6              14.3
----------------------------------------------------------------------------------------------------------------------------
Total North America
Oil/Cond (MBOPD)                                                                  79.0               86.0              90.8
Wet Gas (MMCFD)                                                                  950.0            1,013.2           1,151.9
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                    237.2              254.8             282.8
Total MMBOE per year (a)                                                          86.6               93.0             103.2
----------------------------------------------------------------------------------------------------------------------------
Far East
Oil/Cond (MBOPD)                                                                  73.0               70.1              68.0
Gas (MMCFD)                                                                      847.0              936.5             930.0
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                    214.2              226.2             223.0
Total MMBOE per year                                                              78.2               82.6              81.4
----------------------------------------------------------------------------------------------------------------------------
Other International
Oil/Cond (MBOD)                                                                   23.0               18.5              22.4
Gas (MMCFD)                                                                       39.0               57.8              65.0
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                     29.5               28.1              33.2
Total MMBOE per year                                                              10.8               10.3              12.1
----------------------------------------------------------------------------------------------------------------------------
Total International
Oil/Cond (MBOPD)                                                                  96.0               88.6              90.4
Gas (MMCFD)                                                                      886.0              994.3             995.0
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                    243.7              254.3             256.2
Total MMBOE per year                                                              88.9               92.8              93.5
----------------------------------------------------------------------------------------------------------------------------
Total Worldwide Production
Oil/Cond (MBOD)                                                                  175.0              174.6             181.2
Gas (MMCFD)                                                                    1,836.0            2,007.5           2,146.9
----------------------------------------------------------------------------------------------------------------------------
Total (MBOED)                                                                    481.0              509.2             539.0
Total MMBOE per year (a)                                                         175.6              185.9             196.6
----------------------------------------------------------------------------------------------------------------------------

(a) Includes equity affiliates BOE production of:                                  1.3                3.2               3.8

NORTH AMERICA                                                                                         UNOCAL CORPORATION
ADJUSTED OPERATING EXPENSES  (PRE-TAX)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       Per BOE
                                                                                        ---------------------------------
Millions of dollars except BOE amounts                       1999A     2000A      2001E     1999A       2000A      2001E
-------------------------------------------------------------------------------------------------------------------------
Lower 48
   Production Costs                                          $ 167     $ 208      $ 235    $ 2.84      $ 3.40     $ 3.42
   Exploration Expenses                                         74        90         79      1.26        1.47       1.15
   Dry Hole Costs                                               82        85        160      1.39        1.39       2.33
   DD&A                                                        365       427        471      6.21        6.97       6.86
   Other                                                        65        78         98      1.11        1.27       1.43
-------------------------------------------------------------------------------------------------------------------------
      Total Lower 48 operating expense                       $ 753     $ 888    $ 1,043   $ 12.81     $ 14.50     $15.18
-------------------------------------------------------------------------------------------------------------------------
Alaska
   Production Costs                                           $ 69      $ 80       $ 83    $ 3.85      $ 4.65     $ 5.05
   Exploration Expenses                                          2         3          2      0.11        0.17       0.12
   Dry Hole Costs                                                -         3          4         -        0.17       0.24
   DD&A                                                         53        57         51      2.96        3.31       3.11
   Other                                                        10         9         11      0.56        0.52       0.67
-------------------------------------------------------------------------------------------------------------------------
      Total Alaska operating expense                         $ 134     $ 152      $ 151    $ 7.48      $ 8.82     $ 9.19
-------------------------------------------------------------------------------------------------------------------------
United States
   Production Costs                                          $ 236     $ 288      $ 318    $ 3.08      $ 3.67     $ 3.74
   Exploration Expenses                                         76        93         81      0.99        1.18       0.95
   Dry Hole Costs                                               82        88        164      1.07        1.12       1.93
   DD&A                                                        418       484        522      5.45        6.17       6.13
   Other                                                        75        87        109      0.98        1.11       1.28
-------------------------------------------------------------------------------------------------------------------------
      Total U.S. operating expense                           $ 887   $ 1,040    $ 1,194   $ 11.56     $ 13.25     $14.03
-------------------------------------------------------------------------------------------------------------------------
Canada
   Production Costs                                           $ 35      $ 51       $ 48    $ 4.07      $ 4.38     $ 3.36
   Exploration Expenses                                          7         7          8      0.81        0.60       0.56
   Dry Hole Costs                                                4         7          8      0.47        0.60       0.56
   DD&A                                                         54       111        131      6.28        9.53       9.17
   Other                                                        11        13         12      1.40        1.12       0.84
-------------------------------------------------------------------------------------------------------------------------
      Total Canada operating expense                         $ 111     $ 189      $ 207   $ 13.03     $ 16.23     $14.49
-------------------------------------------------------------------------------------------------------------------------
North America
   Production Costs                                          $ 271     $ 339      $ 366    $ 3.18      $ 3.76     $ 3.68
   Exploration Expenses                                         83       100         89      0.97        1.11       0.90
   Dry Hole Costs                                               86        95        172      1.01        1.05       1.73
   DD&A                                                        472       595        653      5.53        6.60       6.57
   Other                                                        86       100        121      1.02        1.11       1.22
-------------------------------------------------------------------------------------------------------------------------
      Total North America operating expense                  $ 998   $ 1,229    $ 1,401   $ 11.71     $ 13.63     $14.09
-------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL/WORLDWIDE                                                                                 UNOCAL CORPORATION
ADJUSTED OPERATING EXPENSES  (PRE-TAX)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Per BOE
                                                                                            --------------------------------
Millions of dollars except BOE amounts                           1999A      2000A     2001E     1999A      2000A      2001E
----------------------------------------------------------------------------------------------------------------------------
Far East
   Production Costs                                              $ 134      $ 152     $ 157    $ 1.71     $ 1.83     $ 1.93
   Exploration Expenses                                             36         41        47      0.46       0.49       0.58
   Dry Hole Costs                                                   41         58        30      0.53       0.70       0.37
   DD&A                                                            207        221       234      2.65       2.66       2.87
   Other                                                            58         61        70      0.74       0.73       0.86
----------------------------------------------------------------------------------------------------------------------------
      Total Far East operating expense                           $ 476      $ 533     $ 538    $ 6.09     $ 6.41     $ 6.61
----------------------------------------------------------------------------------------------------------------------------
Other International
   Production Costs                                               $ 44       $ 45      $ 48    $ 4.00     $ 4.50     $ 3.96
   Exploration Expenses                                             52         33        36      4.73       3.30       2.97
   Dry Hole Costs                                                   21          3        38      1.91       0.30       3.13
   DD&A                                                             63         50        50      5.73       5.00       4.12
   Other                                                            25         32        19      2.27       3.20       1.57
----------------------------------------------------------------------------------------------------------------------------
      Total Other International operating expense                $ 205      $ 163     $ 191   $ 18.64    $ 16.30     $15.75
----------------------------------------------------------------------------------------------------------------------------
International
   Production Costs                                              $ 178      $ 197     $ 205    $ 2.00     $ 2.12     $ 2.19
   Exploration Expenses                                             88         74        83      0.99       0.80       0.89
   Dry Hole Costs                                                   62         61        68      0.70       0.66       0.73
   DD&A                                                            270        271       284      3.03       2.91       3.04
   Other                                                            83         93        89      0.93       1.00       0.95
----------------------------------------------------------------------------------------------------------------------------
      Total International operating expense                      $ 681      $ 696     $ 729    $ 7.65     $ 7.49     $ 7.79
----------------------------------------------------------------------------------------------------------------------------
Worldwide
   Production Costs                                              $ 449      $ 536     $ 571    $ 2.58     $ 2.93     $ 2.96
   Exploration Expenses                                            171        174       172      0.98       0.95       0.89
   Dry Hole Costs                                                  148        156       240      0.85       0.85       1.24
   DD&A                                                            742        866       937      4.26       4.73       4.86
   Other                                                           169        193       210      0.98       1.05       1.09
----------------------------------------------------------------------------------------------------------------------------
      Total worldwide operating expense                        $ 1,679    $ 1,925   $ 2,130    $ 9.65    $ 10.51     $11.05
----------------------------------------------------------------------------------------------------------------------------

TOTAL EXPLORTION CAPITAL AND CASH EXPENSE                                                              UNOCAL CORPORATION

---------------------------------------------------------------------------------------------------------------------------
                                                                             Exploration                  Exploration
                                                                               Capital                       Expense
                                                                       1999A    2000A     2001E      1999A   2000A   2001E
---------------------------------------------------------------------------------------------------------------------------
North America
   Lower 48                                                             $275     $248      $397        $74     $90     $79
   Alaska                                                                  3        3        10          2       3       2
   Canada                                                                 34       33        36          7       7       8
---------------------------------------------------------------------------------------------------------------------------
      Total North America                                                312      284       443         83     100      89
International
   Far East                                                              125      100        72         36      41      47
   Other International                                                    48       14        54         52      33      36
---------------------------------------------------------------------------------------------------------------------------
      Total International                                               $173     $114      $126        $88     $74     $83
---------------------------------------------------------------------------------------------------------------------------
         Worldwide                                                      $485     $398      $569       $171    $174    $172
---------------------------------------------------------------------------------------------------------------------------

EXPLORATION DRILLING                                                                                    UNOCAL CORPORATION

                                         1999A                              2000A                           2001E
---------------------------------------------------------------------------------------------------------------------------
                              Exploration Dry      Success    Exploration    Dry      Success   Exploration  Dry  Success
Millions of dollars            Drilling  Holes    Rate          Drilling    Holes     Rate       Drilling   Holes   Rate
---------------------------------------------------------------------------------------------------------------------------
North America
   Lower 48                        $ 246    $82      67%             $ 206     $ 85      59%          $ 376  $160      57%
   Alaska                              2      -     100%                 3        3       0%             10     4      60%
   Canada                             20      4      80%                27        7      74%             31     8      74%
---------------------------------------------------------------------------------------------------------------------------
      Total North America            268     86      68%               236       95      60%            417   172      59%
---------------------------------------------------------------------------------------------------------------------------
International
   Far East                          118     41      65%                94       58      38%             72    30      58%
   Other International                42     21      50%                13        3      77%             54    38      30%
---------------------------------------------------------------------------------------------------------------------------
      Total International            160     62      61%               107       61      43%            126    68      46%
---------------------------------------------------------------------------------------------------------------------------
         Worldwide                 $ 428   $148      65%             $ 343    $ 156      55%          $ 543  $240      56%
---------------------------------------------------------------------------------------------------------------------------

ADJUSTED DEPRECIATION, DEPLETION & AMORTIZATION                                                         UNOCAL CORPORATION

----------------------------------------------------------------------------------------------------------------------------
                                                                               Amount                       Per BOE
Millions of dollars except BOE amounts                                 1999A   2000A    2001E       1999A    2000A    2001E
----------------------------------------------------------------------------------------------------------------------------
North America
   Lower 48                                                             $365    $427     $471       $6.21    $6.97    $6.86
   Alaska                                                                 53      57       51        2.96     3.31     3.11
   Canada                                                                 54     111      131        6.28     9.53     9.17
----------------------------------------------------------------------------------------------------------------------------
      Total North America                                                472     595      653        5.53     6.60     6.57
International
   Far East                                                              207     221      234        2.65     2.66     2.87
   Other International                                                    63      50       50        5.73     5.00     4.12
----------------------------------------------------------------------------------------------------------------------------
      Total International                                               $270    $271     $284       $3.03    $2.91    $3.04
----------------------------------------------------------------------------------------------------------------------------
         Worldwide E&P                                                  $742    $866     $937       $4.26    $4.73    $4.86
----------------------------------------------------------------------------------------------------------------------------
Global Trade                                                               1       1        1
Pipelines                                                                 12      12       12
Geothermal and Power Operations                                           22      17       19
Carbon and Minerals                                                       11      11       10
Other                                                                     10      12       18
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $798    $919     $997
Discontinued operations                                                   15       -        -
----------------------------------------------------------------------------------------------------------------------------
   Total DD&A                                                           $813    $919     $997
----------------------------------------------------------------------------------------------------------------------------

CAPITAL EXPENDITURES                                                                             UNOCAL CORPORATION
---------------------------------------------------------------------------------------------------------------------
                                                                                         YTD         YTD         YTD
Millions of dollars                                                                    1999A       2000A       2001E
---------------------------------------------------------------------------------------------------------------------
Exploration & Production
   North America
      Lower 48                                                                         $ 530       $ 628       $ 727
      Alaska                                                                              28          34          64
      Canada (a)                                                                         112         164         129
   International
      Far East (b)                                                                       320         325         426
      Other                                                                              118          62         152
Global Trade                                                                               3           1           2
Pipelines                                                                                  7          16          34
Geothermal and Power Operations                                                           21          18          17
Carbon & Minerals                                                                         12          26          20
Corporate and Unallocated                                                                 10          14          24
---------------------------------------------------------------------------------------------------------------------
   Total capital expenditures for continuing operations                                1,161       1,288       1,595
Discontinued Operations                                                                   10          14           -
---------------------------------------------------------------------------------------------------------------------
   Total capital expenditures                                                         $ 1,171    $ 1,302     $ 1,595
---------------------------------------------------------------------------------------------------------------------

(a) 1999 and 2000 exclude $205mm and $161mm, respectively, for Northrock acquisition.
(b) 2000 excludes $157mm for additional interests in Indonesian production sharing contracts.

NON-E&P ADJUSTED SEGMENT EARNINGS                                                                  UNOCAL CORPORATION

-----------------------------------------------------------------------------------------------------------------------
                                                                        Pre-Tax                         After-Tax
Millions of dollars                                         1999A       2000A    2001E       1999A       2000A   2001E
-----------------------------------------------------------------------------------------------------------------------
Global Trade                                                 $ (7)        $ 6     $ 14        $ (2)        $ 5     $10
Pipelines                                                      73          63       72          62          53      63
Geothermal and Power Operations                                43          45       55          24          24      35
Carbon and Minerals                                            23          20       25          23          25      24
-----------------------------------------------------------------------------------------------------------------------
      Total non-E&P adjusted earnings                       $ 132        $134    $ 166       $ 107        $107    $132
-----------------------------------------------------------------------------------------------------------------------

ADJUSTED CORPORATE AND UNALLOCATED                                                                UNOCAL CORPORATION

----------------------------------------------------------------------------------------------------------------------
                                                                           Pre-Tax                      After-Tax
Millions of dollars                                             1999A    2000A    2001E       1999A    2000A    2001E
----------------------------------------------------------------------------------------------------------------------
Corporate and Unallocated
   Administrative and General                                    (117)    (124)    (121)        (81)     (88)     (85)
   Interest Expense - net                                        (174)    (175)    (144)       (138)    (145)    (124)
   Environmental and Litigation                                   (17)     (21)     (16)        (10)     (13)     (10)
   Other                                                          (23)     (53)     (40)        (25)     (43)     (32)
----------------------------------------------------------------------------------------------------------------------
      Total Adjusted Corporate and Unallocated                  $(331)   $(373)   $(321)      $(254)   $(289)   $(251)
----------------------------------------------------------------------------------------------------------------------

                                      -12-